UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 22, 2005



                       TELZUIT MEDICAL TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                          ----------------------------



                        COMMISSION FILE NUMBER  001-15034


                FLORIDA                                        01-0656115
    (STATE OR OTHER JURISDICTION OF                         (I.R.S. EMPLOYER
    INCORPORATION OR ORGANIZATION)                         IDENTIFICATION NO.)


    5422 CARRIER DRIVE, SUITE 306
         ORLANDO, FLORIDA                                         32819
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)

                                 (407) 354-1222
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                              TAYLOR MADISON CORP.
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM  5.02     DEPARTURE  OF  DIRECTORS  OR  PRINCIPAL  OFFICERS;  ELECTION  OF
               DIRECTORS;  APPOINTMENT  OF  PRINCIPAL  OFFICERS

     On August 26, 2005, Telzuit Medical Technologies, Inc. (the "Company") received a letter from Lucien Lallouz whereby he resigned as a Class III Director of the Company, effective August 22, 2005. In his letter, Mr. Lallouz advised the Company that his resignation did not result from any disagreements with or dispute over issues involving management of the Company.

     On August 18, 2005, the Board of Directors elected Chris Phillips to serve as a Class I Director of the Company's Board of Directors. There was no arrangement or understanding between Mr. Phillips and any other person(s) pursuant to which Mr. Phillips was selected as a director.

     Attached as Exhibit 99.1 is a copy of the press release relating to the Company's announcement of Mr. Phillips' election.

     Mr. Phillips is the President and CEO of Apogee Financial Investments, Inc., the managing member of Midtown Partners & Co., LLC ("Midtown Partners"), the NASD licensed broker-dealer that assisted the Company with its recent private placement of securities (the "Private Placement"). Midtown Partners acted as placement agent for the Company in connection with the Private Placement. Pursuant to the terms of the placement agent agreement, the Company agreed to pay Midtown Partners a cash commission and to issue warrants to Midtown Partners based on a percentage of the securities sold in the Private Placement. In addition, for other services rendered, the Company has issued 50,583 shares of its Series B Preferred Stock to Midtown Partners.

     In addition, Mr. Phillips is also the managing member of Total CFO, LLC ("Total CFO"), which provides consulting and CFO services. The Company has engaged Total CFO to provide accounting services (the "Services Agreement") for a period of one year.

ITEM  8.01     OTHER  EVENTS

     On August 26, 2005, the Company issued a news release "Telzuit Medical Technologies, Inc. Strengthens Board with the Election of Three External Directors," a copy of which is attached hereto as Exhibit 99.1.


ITEM  9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS

The  following  exhibits  are  filed  with  this  Form  8-K:

(c)     Exhibits.

*99.1   Press  Release,  dated  August  26,  2005.


*       Filed  herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August  26,  2005

                                        By:  /s/  Don  Sproat
                                             ----------------
                                             Don Sproat
                                             President and Chief Financial
                                             Officer

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